SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C. 20549


                  FORM 8-K
               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the
      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 12, 2002



        BUTLER NATIONAL CORPORATION
(Exact name of Registrant as specified in its charter)

Kansas               0-1678              41-0834293
(State of incorporation) (Commission File Number) (I.R.S.
        Employer Identification No.)



19920 West 161st Street, Olathe, Kansas  66062
(Address of Principal Executive Office)(Zip Code)

 Registrant's telephone number, including area code:
               (913) 780-9595

Former Name, former address and former fiscal year if changed since last report:

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Item 5.   Other Events
               Butler National Corporation reported that on June 12, 2002 the Company issued a press release regarding the announcement of Butler National Corporation being Awarded the 2002 Kansas Governor's Exporter of the Year Award. See Exhibit 99 and Exhibit 99.a

                                  Signatures


Pursuant to the requirements of the Securities & Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Butler National Corporation
(Registrant)


June 12, 2002                       /S/Clark D. Stewart
(Date)                              Clark D. Stewart
                                    President and Chief Executive
				    Officer



June 12, 2002                       /S/Angela Seba
(Date)                              Angela Seba
                                    Chief Financial Officer